Exhibit 99.1 Investor Meetings Investor Meetings March 20-21, 2013 March 20-21, 2013

Safe Harbor Disclaimer
Safe Harbor Disclaimer

You are cautioned that certain statements made in this presentation are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words “expect”, “intend”, “plan”, “anticipate”, “estimate”, “believe”, “will be”, “will continue”,
“will likely result”, and similar expressions.  In addition, any statement that may be provided by management concerning future financial performance (including future revenues, earnings or growth rates), ongoing business strategies or prospects, and possible actions by Lorillard, Inc. are also forward-looking statements as defined by the Act.
Forward-looking statements are based on current expectations and projections about future events and are inherently subject to a variety of risks and uncertainties, many of which are beyond the control of Lorillard, Inc., and could cause actual results to differ materially from those anticipated or projected.
Information describing factors that could cause actual results to differ materially from those in forward-looking statements is available in Lorillard, Inc.’s various filings with the Securities and Exchange Commission (“SEC”).
These filings are available from the SEC over the Internet or on hard copy, and are, in some cases, available from Lorillard, Inc. as well.
Forward-looking statements speak only as of the time they are made, and Lorillard, Inc. expressly disclaims any obligation or undertaking to update these statements to reflect any change in expectations or beliefs or any change in events, conditions or circumstances on which any forward-looking statement is based.
This forward-looking statements disclaimer is only a brief summary of Lorillard, Inc.’s statutory forward-looking-
statements disclaimer.  You are urged to read that disclaimer, which is included in Lorillard Inc.’s Form 10-K and
Form 10-Q filings with the SEC.

A Proven and Consistent Record of Success
A Proven and Consistent Record of Success
Source:  Lorillard filings.
*  Earnings per share data adjusted to reflect 3-for-1 stock split effected January 15, 2013.  See reconciliation attached in Appendix A.

Retail Market Share
9.0%
9.2%
9.6%
10.0%
10.4%
11.0%
11.8%
12.9%
14.1%
Annual Adjusted Earnings Per Share*
+11.1%
CAGR
+570
bps
10 Consecutive Years of Growth
Newport Total Lorillard
0%
2%
4%
6%
8%
10%
12%
14%
16%
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
8.7%
$1.35
$1.58
$1.72 $1.71
$1.91
$2.25
$2.63
$2.82
$1.00
$1.50
$2.00
$2.50
$3.00
2005 2006 2007 2008 2009 2010 2011 2012
14.4%

A Proven and Consistent Record of Success
A Proven and Consistent Record of Success
+79%
Annualized Dividend Per Share
Source:  Lorillard filings.  Since Lorillard spin-off completed in June 2008.  Dividend data adjusted to reflect 3-for-1 stock split effected January 15, 2013.

$313
$944
$1,589
$2,312
$3,119
$400
$1,310
$2,026
$3,613
$4,191
$0
$2,500
$5,000
$7,500
2008 2009 2010 2011 2012
Dividends Buybacks
$713
$2,254
$3,615
$5,925
$7,310
Cumulative Cash Returned
More than $7.3 Billion Cash Returned to Investors
$1.23
$1.33
$1.50
$1.73
$2.07
$2.20
$1.00
$2.00
$3.00
Q3 2008 Q3 2009 Q3 2010 Q1 2011 Q1 2012 Q1 2013

2012 Was No Exception
2012 Was No Exception
•
Net Sales (ex-FET)
•
Adjusted EPS*
•
Lorillard Retail Market Share
•
Lorillard Share of Menthol
•
Lorillard Share of Premium
+4.1%
+7.2%
+0.3 share points
+0.2 share points
+0.1 share points
$1.4 Billion Cash Returned to Investors in 2012
Source:  Lorillard filings.  Cash returns made up of $807 MM in dividends plus $578 MM in share repurchases.
* See reconciliation attached in Appendix A.

Source:  Lorillard proprietary retail database (“EXCEL”) and Company estimates.
Altria
RJR
Altria
RJR
Altria
RJR
Altria
RJR
Altria
RJR
All Others
Altria
RJR
Others
90.5%
8.8%
2012 U.S. Cigarette Market Segmentation
Achieved by Relentlessly Pursuing our Strategic Plan
Achieved by Relentlessly Pursuing our Strategic Plan

0.5%
e-Cigs
Full Flavor
Non-Menthol
Non-Full Flavor Non-Menthol
Full Flavor
Menthol
NFF
Menthol
Discount MST
Snus
0.2%
0%
20%
40%
60%
80%
100%
15.1 B Packs/Cans

The Foundation of Our Strategy is the Strongest
Menthol Brand in the Industry
The Foundation of Our Strategy is the Strongest
Menthol Brand in the Industry
Net Promoter Score
2012 Share of the
Menthol Market
Source: 2010 Lorillard Adult Consumer Survey and research company benchmarks and
Lorillard proprietary retail database (“EXCEL”).

Lorillard +0.2 pts
Newport
Cigarettes
Average
Cigars
Average
Overall CPG
Average
Beverage
Average
63%
57%
53%
23%
7%
39.3%
Newport
Other
Lorillard

With The Best Pricing Dynamics
With The Best Pricing Dynamics
Source: Lorillard proprietary retail database (“EXCEL”). Camel Menthol includes Camel Crush.
* Traditional premium price defined as within 50 cents of most typical per-pack promotional level

2012 Percent of Menthol Promoted
With Factory Packed Discounts
Newport
Menthol
Marlboro
Mainline
Menthol
All
Marlboro
Menthol
Marlboro
Black
Menthol
Camel
Menthol
2012 Percent of Brand
At Traditional Premium Price*
Newport Marlboro
1%
49%
26%
13%
36%
92%
69%

And Pursuing Close-in Adjacencies
And Pursuing Close-in Adjacencies

•
Just Under 1 share &
growing
•
90% Incremental
•
74% Sourced from
Premium
•
96% Positive Intent to
Purchase
•
Promotions into 12
new states
•
Narrows price gap vs.
competition
•
Unit volumes gaining
double-digits
•
Acquired April 2012
•
Growing rapidly
•
Leading technology
•
Inclusion in harm
reduction debate
•
30%-40% market share
Source:  Lorillard proprietary retail database (“EXCEL”) and Newport Non-Menthol Source of Business Survey, 2011

•
Category estimated at $1B –
with 100% annual growth*
•
Q4 national retail roll-out –
75,000+ outlets currently
•
National TV and print
advertising campaign ($40
MM 2012 marketing spend)
•
Product enhancements &
quality controls
•
Increased manufacturing
capacity & inventory
blu eCigs is a Huge Opportunity
blu eCigs is a Huge Opportunity

* Source: Nik Modi - UBS Research estimates, research note dated 9/23/2012

And e-cigs is a Business Worth Investing In
And e-cigs is a Business Worth Investing In

EPS Accretive Within First Full Year
•
94% awareness among adult smokers
•
23% trial among adult smokers
•
5% (or 22% of those who try) become regular users
•
Likelihood to buy more than doubled from 35% to 75% between
2010 and 2011
•
20% of users indicate they completely replaced cigarette smoking,
36% smoke less, and 99% are previous tobacco consumers
•
blu eCigs has the highest brand equity as measured by Net
Promoter Score methodology (46%)
* Source: Lorillard survey of 3,000 adult tobacco consumers, October 2011.
blu eCigs –
blu eCigs –
Key Industry Statistics
Key Industry Statistics

•
National launch in May, no
SE required
•
Appeals to competitive
premium menthol smokers
•
Additional 50¢ buydown in
most states
•
Supported with strong retail
point-of-sale marketing
•
Positive consumer testing
with high future purchase
intent
We Remain Optimistic on 2013 in Cigarettes As Well,
Despite Regulatory Headwinds

4 92

We are Managing Through Regulatory Headwinds
We are Managing Through Regulatory Headwinds

•
Substantial Equivalence (SE) Applications
–
Implied 90 day reviews have waited more than 2 years
–
Process is moving forward; Lorillard has submitted Citizens Petition
•
FDA Review of Menthol
–
Awaiting peer-reviewed assessment of science and FDA comments
–
Lorillard will remain active in the process – providing comments and defending our freedom to operate
•
Deeming Regulations on e-cigarettes
–
FDA regulations exerting authority over e-cigs expected in April

Three Financial Scenarios Depending on Regulatory
Environment – All Delivering Double-Digit Shareholder Return*
Three Financial Scenarios Depending on Regulatory
Environment – All Delivering Double-Digit Shareholder Return*
•
Heightened promotion
environment (1%-3%
pricing)
•
No new products
•
Share repurchases from
free cash flow
•
Limited contribution from
blu eCigs
Low-Double Digit High-Single Digit Mid-Single Digit
•
Normal historical pricing
(4%-5%)
•
No new products
•
Share repurchases from
free cash flow
•
Limited contribution from
blu eCigs
•
Normal historical pricing
(4%-5%)
•
New incremental products
•
Additional leverage-driven
share repurchases
•
Meaningful contribution
from blu eCigs

Potential Long-Term EPS Growth Rate Scenarios
Potential Long-Term EPS Growth Rate Scenarios
*  As measured by earnings per share growth and the dividend yield.

Appendix A
Regulation G Reconciliations
Appendix A
Regulation G Reconciliations
Reconciliation of Reported (GAAP) to Adjusted (Non-GAAP) Results
(Amounts in millions, except per share data)  (Unaudited)
Year ended December 31, 2011
Gross
Profit
Operating
Income
Net
Income
Diluted
EPS
Reported (GAAP) results $2,343 $1,892 $1,116 $2.66
GAAP results include the following:
1) Impact of RAI mark-to-market pension accounting
adjustments on Lorillard’s tobacco settlement expense
included in cost of sales
(25) (25) (15) (0.03)
Adjusted (Non-GAAP) results $2,318 $1,867 $1,101 $2.63
Year ended December 31, 2012
Gross
Profit
Operating
Income
Net
Income
Diluted
EPS
Reported (GAAP) results $2,382 $1,878 $1,099 $2.81
GAAP results include the following:
1) Expenses incurred in conjunction with the acquisition of blu
eCigs
- 6 4 0.01
2) Impact of RJRT adjustments to its 2001-2005 operating
income and restructuring charges on Lorillard’s tobacco
settlement expense included in cost of sales
7 7 5 0.01
3) Impact of  RAI mark-to-market pension accounting
adjustments on Lorillard’s tobacco settlement expense
included in cost of sales
(8) (8) (5) (0.01)
Adjusted (Non-GAAP) results $2,381 $1,883 $1,103 $2.82

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